UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Evoke Pharma, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

voke Pharma, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect two directors for a three-year term to expire at the 2026 annual meeting of stockholders; 1.01 Kenneth J. Widder, M.D. 1.02 David A. Gonyer, R.Ph. 2. To consider and vote upon the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; 4. To consider and vote upon the approval of the amendment and restatement of our 2013 Equity Incentive Award Plan; 5. To consider and vote upon the approval of the amendment and restatement of our 2013 Employee Stock Purchase Plan; 6. To consider and vote upon the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000; 7. To consider and vote upon the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to update the exculpation provision to include certain officers of the Company as permitted by a recent amendment to Delaware law; and 8. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4, 5, 6 AND 7

EVOKE PHARMA P.O. BOX 8016, CARY, NC 27512-9903 Evoke Pharma, Inc. Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on May 10, 2023 For Stockholders of record as of March 13, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/EVOK To vote your proxy on this site, before or during the meeting you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. Proxy materials available to view or receive: NOTICE AND PROXY STATEMENT ANNUAL REPORT For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/EVOK Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 28, 2023. To order paper materials, use one of the following methods. INTERNET www.investorelections.com/EVOK TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Evoke Pharma, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Wednesday, May 10, 2023 8:30 AM, Pacific Time Annual meeting to be held live via the Internet Please visit www.proxydocs.com/EVOK for more details. You must register to attend and/or vote at the meeting online at www.proxydocs.com/EVOK SEE REVERSE FOR FULL AGENDA

Evoke Pharma, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect two directors for a three-year term to expire at the 2026 annual meeting of stockholders; 1.01 Kenneth J. Widder, M.D. 1.02 David A. Gonyer, R.Ph. 2. To consider and vote upon the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission; 4. To consider and vote upon the approval of the amendment and restatement of our 2013 Equity Incentive Award Plan; 5. To consider and vote upon the approval of the amendment and restatement of our 2013 Employee Stock Purchase Plan; 6. To consider and vote upon the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000; 7. To consider and vote upon the approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to update the exculpation provision to include certain officers of the Company as permitted by a recent amendment to Delaware law; and 8. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4, 5, 6 AND 7